Investment securities and other investments - Summary Of Investment Securities And Other Investments (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Investment securities and other investments
Listed equity securities	¥ 8,573,605		¥ 6,725,766
Debt investments under fair value option	1,978,098		822,942
Equity investements accounted for using Measurement Alternative method	466,247		580,152
Debt investments stated at amortized cost	68,458		261,797
Total	¥ 11,086,408	$ 1,561,488	¥ 8,390,657